                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



                                 August 13, 1999
               (Date of Report - Date of earliest event reported)



                        Commission File Number: 333-04254





                              BAR TECHNOLOGIES INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            DELAWARE                                        13-3753384
---------------------------------------------    -------------------------------
(State or other jurisdiction of incorporation    (IRS Employer Identification
or organization)                                  No.)



     3770 EMBASSY PARKWAY
        AKRON, OHIO  44333                                (330) 670-3000
----------------------------------------         -------------------------------
(Address of principal executive offices)         (Registrant's telephone number)

Item 5.  Other Events
         ------------

The following exhibit is being filed herewith.









Exhibit Index

 Exhibit
Number                     Exhibit Description
------                     -------------------

(4.5) Notice of Redemption for all of the Company's outstanding 13 1/2% Senior Secured Notes Due 2001, filed herewith.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                       BAR TECHNOLOGIES INC.




Date:  August 18, 1999                 By: /s/ Thomas N. Tyrrell
                                       ------------------------------------
                                       Thomas N. Tyrrell
                                       Chief Executive Officer




Date:  August 18, 1999                 By: /s/ Brenda K. Brown
                                       ------------------------------------
                                       Brenda K. Brown
                                       Vice President of Finance and Controller